LEASE

THIS LEASE AGREEMENT made by and between PRESTON O. STALLINGS (hereinafter called "Lessor"), and VALUE AMERICA, INC. (hereinafter called "Lessee"), TRADING AS SAME.

                              W I T N E S S E T H

The real property or leasehold estate on the real property located at 2340 COMMONWEALTH DRIVE, CHARLOTTESVILLE, VA, as the same may be modified from time to time pursuant to hereof.

1. PREMISES. That portion of the building designated Suite 202 consisting of 1175 Sq. Ft. of "leasable space" on the THIRD floor. Leasable space, as herein defined, excludes stairwells and elevator.

2. COMMENCEMENT DATE. JANUARY 15, 1998. Immediate occupancy upon proof of insurance.

3. TERM. A period of ONE YEAR following (a) the Commencement Date, or (b) if the Commencement Date is not the first day of a month, the first day of the month following the month in which the Commencement Date occurs or as said period may be extended by any options to extend herein granted.

4. RENTAL AMOUNT. The fixed rent payable by Lessee during the term in monthly installments in advance without notice or demand as follows:
      $1077.03 per month or $12,925.00 per year
      Rent for the month of January, 1998 will be pro-rated. The total amount due upon occupancy is rent of $538.54 plus security deposit of $1,077.03 for a sum of $1,615.57.

5. MORTGAGE ENCUMBERING FEE. Lessor at Lessor's expense shall have the right to secure a first mortgage encumbering the property containing the demised premises from a bank, insurance company or other recognized institutional lender. It is expressly agreed that this lease is and shall be subordinate to such mortgage. Lessee agrees to execute such instruments evidencing this subordination and such estoppel certificates as may be reasonably required by the mortgage and if the holder of any such mortgage shall thereafter succeed the rights of Lessor under this lease, whether through possession or foreclosure action, or otherwise, Lessee shall attorn to and recognize such successor as Lessee's Lessor under this lease.

6. PERMITTED USES. Photography Studio and Sound Studio

7. BROKER'S NAME AND ADDRESS. REAL ESTATE III COMMERCIAL PROPERTIES, INC., P. O. BOX 8186, CHARLOTTESVILLE, VIRGINIA 22906. Brokerage fee of three percent (3%) of the gross lease amount will be due and payable to Real Estate III Commercial Properties, Inc. upon occupancy by the Lessee. Should the Lessee continue to occupy the space through January 31, 2000, a second brokerage fee of three percent (3%) of the gross lease amount for the second year will be due and payable on February 1, 2000.

8. PAYMENT DISPUTE. In the event that Lessor and Lessee dispute a payment due, Lessor and Lessee agree that the disputed amount will be deposited in an interest bearing account held by a mutually agreeable third party as escrow agent until the dispute is settled. The prevailing party will receive such balance in the account, including interest, in accordance with the terms of settlement.

9. ASSIGNING AND SUBLETTING. Lessee may not assign this lease or sublet any portion of the premises without the prior written consent of Lessor which will not be unreasonably withheld, except to a company under common control or ownership with Lessee in which case Lessee will give Lessor prompt written notification of the same.

10. MAINTENANCE AND REPAIRS. Lessor, at its own expense, will put the premises in good order and repair on or before the commencement of this lease and subject to Lessee's inspection. Lessor, at its own expense, will maintain all structural elements of the premises, the plumbing, electric, heating, air conditioning and other utility lines servicing the premises, and the walls, roof, doors, and windows of the premises. Lessee, at its own expense, will otherwise maintain the premises in good and safe condition and will surrender the premises, at the termination of this lease, in as good condition as received, normal wear and tear excepted. Lessor shall be responsible for maintaining the HVAC units in working condition.

Lessor, at its own expense, will maintain the building's exterior, including but not limited to landscaping, parking, snow removal, lighting, in a safe and serviceable condition.

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11. SERVICES AND UTILITIES. Lessor to pay water and sewer and interior common area maintenance. Lessee to pay all other utility and janitorial fees for the demised space.

12. LOSS OF SERVICE. In the event that services or utilities are interrupted for a period of longer than seven (7) days, which interruption is not due to Lessee's negligence, and Lessee's business is interrupted, Lessee will receive a rent abatement for the entire period of interruption. In the event that such interruption remains for over thirty (30) days, Lessee shall have the right to terminate this lease, upon provision of written notice to Lessor.

13. ENTRY, INSPECTION, AND REPAIRS. Lessee will permit Lessor or Lessor's agents to enter the premises at reasonable times during the normal business day from 9:00 a.m. to 5:00 p.m. and upon reasonable notice, for the purpose of inspection, repairs. Within ninety (90) days of the termination of this lease, Lessee will allow Lessor access at reasonable times, and upon reasonable notice, to exhibit the premises for purposes of sale or rental. In the event of an emergency, Lessor may enter the premises without prior notice.

14. INDEMNIFICATION. Lessor will not be liable for any damage or injury caused solely by Lessee on the premises. Notwithstanding anything contained in this lease to the contrary, Lessee will indemnify and hold Lessor harmless for any claims or damages caused solely by an act or omission of Lessee, its agents or employees that occurs on the premises, and Lessor will indemnify and hold harmless Lessee for any claims for damages caused by and act or omission of Lessor, its agents or employees.

15. CONDEMNATION OR EMINENT DOMAIN. If any part of the premises is taken or condemned for public use or purpose then the term will cease from the date of the taking or condemnation and Lessee will have no further obligation to pay rent after such date. All sums which may be payable on account of condemnation will belong to Lessor, provided however, that Lessee will be entitled to retain any amount awarded to it for the value of the leasehold, loss of business, moving expenses and any other damages and/or compensation as provided in law or equity.

16. BANKRUPTCY. If before or during the term, a petition in bankruptcy is filed by or against Lessor or Lessee and is not dismissed within ninety (90) days, or if either party makes an assignment for the benefit of creditors or is adjudicated bankrupt ("Bankrupt Party"), this lease will terminate, at the option of the other party, after ten (10) days written notice to the bankrupt party.

17. CASUALTY. If any part of the premises are damaged by fire or other cause to the extent that the Premises are rendered untenable and cannot be reasonably rendered in as good condition as existed prior to the damage within sixty (60) days from the date of the damage, this lease may be terminated by Lessee by giving written notice to Lessor and the rent will be abated from the date of damage. If the damage is not such as to permit a termination of this lease as described above, of if Lessee does not terminate this lease, Lessor will promptly repair the premises to its original condition. The obligation for rent will be abated during the period that the premises are being repaired. In the event of fire or other casualty, Lessor shall look solely to Lessor's insurance for payment of damages and replacement. In the event that insurance does not adequately cover damages, Lessee shall be liable to the extent that the casualty or fire was due to its acts or omissions and, in such event, Lessee's liability shall be limited to the insurance coverage required in paragraph 18 of this Agreement.

18. LIABILITY FOR NEGLIGENCE AND INSURANCE. (A) Lessor shall not be liable for any damage, except for negligent acts of Lessor or its employees, to persons or property that Lessee or assigns or any other person or persons may sustain on or about the premises, whether caused by the use of the premises, water, electricity, gas, heating or air conditioning equipment, or otherwise. The premises are to be used by Lessee only in accordance with the terms of this lease, and it is the intention hereof that Lessee shall be required to take the same precautions to protect persons and property, and to have the same responsibilities with respect to the demised premises as would be expected of Lessee if the demised premises were its own. To this end, Lessee agrees, at its own expense, to maintain broad form public liability insurance for the protection of Lessor, as well as itself, in an amount of not less than $1,000,000/$2,000,000 plus $100,000 property damage. A copy of the policy and endorsement covering Lessor shall be furnished to Lessor by Lessee upon request. Lessor, at its own expense, will pay casualty insurance premiums on the building of which the premises are part in an amount sufficient to cover the entire building including building glass. Lessor will provide Lessee with proof of such insurance upon Lessee's demand. Any insurance companies obtained must be duly licensed by the Insurance Department of the State of Virginia. To the maximum extent permitted by their respective insurance policies, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation.

19. POSSESSION. If Lessor is unable to deliver possession of the Premises at the commencement of the term, Lessee will not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within thirty (30) days of the commencement of the term.

20. LESSOR'S REMEDIES. In the event the monthly rental provided above remains unpaid for fifteen (15) days after the due date, or in the event Lessee has not properly corrected any other defaults under this lease after thirty (30) days written notice from Lessor to do so, then Lessor will have the option of terminating this lease or pursuing any other remedies which Lessor may have at law or equity or under any state statute or regulation. The election by Lessor of any remedy afforded Lessor will not be deemed a waiver of any other remedies available to Lessor, Lessor's remedies being cumulative.

21. LESSEE'S REMEDIES. Upon default by Lessor, in the event of a breach of this lease by Lessor, and Lessor's failure to cure such breach within fifteen (15) days of Lessee's written notice of breach to Lessor, Lessee will have the option of (1) taking reasonable steps to cure such breach, (2) terminating this lease upon at least ten (10) days written notice to Lessor, and/or (3) pursuing any other remedies which Lessee may have at law or equity or under any such state statute or regulation. Should Lessee elect to cure Lessor's breach, Lessee may offset the costs of cure incurred by Lessee against future sums due Lessor under this lease and/or submit an invoice to Lessor specifying the amount due Lessee, which amount Lessor will pay within ten (10) days of receipt of Lessee's invoice. The election by Lessee of any remedy afforded Lessee will not be deemed a waiver of any other remedies available to Lessee, Lessee's remedies being cumulative.

22. WAIVER. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this lease to be performed or complied with by Lessee, and no breach thereof, shall be waived, altered of modified except by a written instrument executed by Lessor. No waiver of any breach shall affect or alter this lease, but each and every covenant, agreement, term and condition of this lease shall continue in full force and effect with respect to any other then-existing or subsequent breach thereof.

23. CONSENTS. Any consent required of either Lessor or Lessee will not be unreasonably withheld.

24. OPTION TO RENEW. Lessor grants to Lessee an option to renew this lease on a month to month term with the renewal rate the same as exists at the end of the current term plus four percent (4%), and with all other terms and conditions of the renewal lease to be the same as those contained in this lease. To terminate this lease either Lessor or Lessee must give written notice of its intention to terminate at least ninety (90) days prior to the date of termination.

25. HOLDING OVER. Any holding over after the expiration of this lease, with the consent of Lessor, shall be construed as a month-to-month tenancy at a rental equal to the rent being paid at the end of the last lease term plus five percent (5%).

26. QUIET ENJOYMENT. Lessor hereby covenants that if Lessee shall pay the rent herein reserved and faithfully perform its other obligations hereunder, Lessee shall, during the term hereby demised or any extension thereof, freely, peaceably and quietly enjoy and occupy the full possession of the demised premises without molestation, hindrance, eviction or disturbance by Lessor.

27. BINDING EFFECT. All covenants, conditions, agreements and undertakings contained in this lease shall extend to and be binding upon the respective heirs, successors and assigns of the respective parties hereto the same as if they were in every case named and expressed, and the same shall be construed as covenants running with the land.

28. RULES, REGULATIONS, STIPULATIONS. Lessor and Lessee covenant that the following rules, regulations and stipulations shall be faithfully observed and performed by Lessee (including its employees, agents, customers and visitors):

        (a) The entry, corridors and stairways outside of the leased space shall not be obstructed by Lessee nor used by it for any other purpose than ingress or egress to and from its offices; nor shall employees of Lessee loiter or congregate therein.

        (b) The floors and windows that reflect or admit light into passageways, or into any place in the building other than the demised premises shall not be covered or obstructed by Lessee. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, or other substances shall be thrown therein.

        (c) Lessee shall not do or permit anything to be done in the building, or bring or keep anything therein, which will or may increase the rate of fire insurance on the building or on property kept therein; or which will permit objectionable sounds or odors to escape beyond the interior of the demised premises; or which obstruct or interfere with the rights of other Lessees or in any way injure or annoy them; or which conflict with the laws relating to fires, or with any insurance policy upon the building or any part thereof, or conflict with any of the rules and ordinances of the governing fire and/or health authorities. Without limiting the generality of the foregoing, Lessee shall not use or permit the use of any apparatus for sound reproduction, transmission or production including any musical instrument in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the interior of the demised premises.

        (d) No animals shall be kept in or about the demised premises.

        (e) If Lessee desires special utility installations of any kind, they shall be installed with the prior approval of Lessor, who will direct such installations, with all costs thereof to be paid by Lessee, whether the actual installation is performed by Lessor or an independent contractor.

        (f) Lessee agrees to keep all windows and exterior doors closed in the demised premises in order to assure properly functioning of heating and air conditioning systems and to prevent damage to the demised premises.

        (g) Lessor reserves the right to make such further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the premises and for the preservation of good order therein.

29. LESSEE IMPROVEMENT. Must be approved in writing by Lessor.

30. SIGNS. Lessee shall neither place, nor cause, nor allow to be placed any signs or signs of any nature whatsoever at, in, or about the demised premises, without written consent of Lessor. Provided however that Lesser shall provide exterior signable and interior directory identifying Lessee's offices to the public of a size commensurate with the percentage of leased space occupied by Lessee and in a style agreeable to Lessor and Lessee.

31. SECURITY DEPOSIT. A security deposit shall be One Thousand Seventy Seven and 03/100 Dollars ($1,077.03). Said deposit shall be held by Lessor to insure the full performance of all of Lessee's obligations hereunder. Said deposit shall be returned to Lessee at the termination of this lease if it has fully and faithfully performed its obligations and nothing herein shall entitle Lessee to a credit of the deposit against any delinquent rent account.

32. SECURITY. Lessor shall permit Lessee to restrict public access to the premises subject to applicable fire safety codes as Lessee deems necessary for the security of its business. This may include special devices at stairwell doors and in the elevator of the building.

33. ENTIRE AGREEMENT. This lease embodies the entire agreement of the parties hereto and no changes or modification to this lease shall be effective unless in writing and signed by all the parties hereto or their respective successors in interest.

34. NOTICES: All notices required under this lease shall be deemed to be properly served when posted by certified United States mail, postage prepaid, return receipt requested, addressed to the party to whom directed at its last-known mailing address.

  To Lessor at:     P. O. Box 6249
                    Charlottesville, VA 22906

  To Lessee at:     2300 Commonwealth Drive
                    Charlottesville, VA 22901

Lessor:  Telephone  (804) 296-6138
                    ---------------

Lessee:  Telephone  (804) 970-7880        I.R.S. Tax ID Number    54-
                    ---------------                               --------------

Rental Payment Address:  P. O. Box 6249, Charlottesville, VA 22906
                         -------------------------------------------------------
                                  END OF LEASE
                         SIGNATURES FOLLOW ON NEXT PAGE

IN WITNESS WHEREOF, the parties have executed and delivered this Lease as of the day and year first written above.


LESSOR:  PRESTON O. STALLINGS
         --------------------------------


BY:      /s/ Preston O. Stallings
         --------------------------------
         Preston O. Stallings


DATE:    --------------------------------


LESSEE:  VALUE AMERICA, INC.
         --------------------------------


BY:      /s/ Dean M. Johnson
         --------------------------------
         Dean Johnson


TITLE:   EVP & CFO
         --------------------------------


DATE:    1/9/98
         --------------------------------